UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 7, 2022

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	FTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Fortive Corporation (the “Company”) held on June 7, 2022, the Company’s shareholders approved a proposal to amend the Company’s Restated Certificate of Incorporation (the “COI”) to eliminate the supermajority voting requirements (the “Supermajority Elimination Amendment”) contained in the COI. No conforming amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) were required for the Supermajority Elimination Amendment.

A Certificate of Amendment setting forth the Supermajority Elimination Amendment was filed with the Secretary of State of the State of Delaware and became effective on June 7, 2022.

The foregoing description is qualified in its entirety by reference to the text of the Certificate of Amendment attached hereto as Exhibit 3.1 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 7, 2022, the Company’s shareholders voted on the following five proposals:

Proposal 1: To elect the eight directors named in the Proxy Statement to terms expiring at the 2023 Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non- Votes
Daniel L. Comas	309,812,413	2,060,294	102,305	13,170,247
Sharmistha Dubey	306,044,782	5,823,500	106,730	13,170,247
Rejji P. Hayes	309,993,848	1,876,522	104,642	13,170,247
Wright Lassiter III	311,126,841	738,963	109,208	13,170,247
James A. Lico	311,140,504	737,946	96,562	13,170,247
Kate D. Mitchell	301,863,000	10,016,737	95,275	13,170,247
Jeannine Sargent	309,422,947	2,456,506	95,559	13,170,247
Alan G. Spoon	294,534,221	16,963,058	477,733	13,170,247

Proposal 2: To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of the shareholders as follows:

For	279,559,346
Against	32,126,333
Abstain	289,333
Broker Non-Votes	13,170,247

Proposal 3: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The proposal was approved by a vote of the shareholders as follows:

For	306,271,544
Against	18,743,133
Abstain	130,582

Proposal 4: To approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority voting requirements. The proposal was approved by a vote of the shareholders as follows

For	311,641,333
Against	189,617
Abstain	144,062
Broker Non-Votes	13,170,247

Proposal 5: To consider and act upon a shareholder proposal regarding elimination of the supermajority voting requirements. The proposal was approved by a vote of the shareholders as follows:

For	172,447,899
Against	139,179,137
Abstain	347,976
Broker Non-Votes	13,170,247

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Vice President - Associate General Counsel and Secretary

Date: June 9, 2022

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